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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2001



COMMISSION             EXACT NAME OF REGISTRANT AS            I.R.S. EMPLOYER
FILE NUMBER            SPECIFIED IN ITS CHARTER               IDENTIFICATION NO.
-----------            ---------------------------            ------------------

1-11607                DTE ENERGY COMPANY
                       (A MICHIGAN CORPORATION)               38-3217752
                       2000 2ND AVENUE
                       DETROIT, MICHIGAN 48226-1279
                       313-235-4000
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Item 5.


Other Information.

On March 7, 2001, DTE Energy Company ("Company") and MCN Energy Group Inc. issued a press release giving projected earnings information related to the pending merger of the two companies. Such press release is Exhibit 99-40 to this Report on Form 8-K.

Information on the web sites of the Company and MCN Energy Group Inc. is not deemed to be filed with this Current Report under the Securities and Exchange Act of 1934.

Also, on March 7, 2001, the Company and MCN Energy Group released projected post-merger financial data. Such projections are Exhibit 99-41 to this Current Report.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            DTE ENERGY COMPANY
                                            ------------------
                                            (Registrant)


                                            By: /s/ David E. Meador
                                                -----------------------------
                                                David E. Meador
                                                Sr. Vice President






Date:  March 8, 2001

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                                 Exhibit Index



Exhibit No.                        Description

  99-40 On March 7, 2001, DTE Energy Company ("Company") and MCN Energy Group Inc. issued a press release giving projected earnings information related to the pending merger of the two companies.

  99-41 On March 7, 2001, the Company and MCN Energy Group released projected post-merger financial data.